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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Registration Statement No. 33-71016 on Form S-8 of our report dated February 17, 1995, appearing in this Annual Report on Form 10-K of PIMCO Advisors L.P. (formerly Thomson Advisory Group L.P.) for the year ended December 31, 1994.

DELOITTE & TOUCHE LLP

New York, New York
March 30, 1995